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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) August 27, 1999

                         VIRGINIA CAPITAL BANCSHARES, INC.
                         ---------------------------------
            (Exact name of Registrant as specified in its Charter)

   Virginia                      0-25031                      54-1913168
----------------                 -------                     -----------
(State or other)          (Commission File Number)           (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)


400 George Street, Fredericksburg, Virginia                    22404
-------------------------------------------                    -----
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:  (540) 899-5500
                                                     --------------





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ITEM 5.  OTHER EVENTS.
         -------------

      On August 27, 1999, Virginia Capital Bancshares, Inc. issued a press release which announced that it had received regulatory clearance to repurchase up to 5% of its outstanding shares.

      A press release announcing the stock repurchase is attached as Exhibit
99.1.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ----------------------------------------

      Exhibit 99.1 Press Release dated August 27, 1999.




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                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    VIRGINIA CAPITAL BANCSHARES, INC.



Date: August 27, 1999               By:  /s/ Samuel C. Harding, Jr.
                                         -----------------------------------
                                         Samuel C. Harding, Jr.
                                         President